SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 1998

             Super 8 Motels, Ltd., a California limited partnership (Exact name of registrant as specified in its charter)

              California           0-8913              94-2514354
             (State or other     (Commission          (IRS Employer
              jurisdiction        File Number)         Identification No.)
              of incorporation)


                       2030 J Street, Sacramento, CA 95814
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 916-442-9183

                                       N/A
          (Former name or former address, if changed since last report)




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Item 5.           Other Events.

         Super  8  Motels,   Ltd.,  a  California   limited   partnership   (the
"Partnership") has entered into an agreement with Tiburon Capital Corporation for the sale of its three motel properties.
The purchase price is equal to $12,100,000.

         The sale of the properties is subject to several conditions, including the approval by a majority-in-interest of the limited partners of the Partnership of the sale. The Partnership has prepared and filed with the Securities and Exchange Commission preliminary proxy materials, the definitive version of which will be used to solicit the approval of its limited partners.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SUPER 8 MOTELS, LTD.,
                                 a California limited partnership

Date:    May 27, 1998            By:      Grotewohl Management Services, Inc.,
                                          General Partner

                                          By:      /s/ Philip B. Grotewohl
                                                   Philip B. Grotewohl,
                                                   President






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